UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 16, 2016

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 16, 2016, Apple Inc. (“Apple”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, for the issuance and sale by Apple of $500,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”), $500,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2021 (the “2021 Floating Rate Notes,” and together with the 2019 Floating Rate Notes, the “Floating Rate Notes”), $500,000,000 aggregate principal amount of Apple’s 1.300% Notes due 2018 (the “2018 Fixed Rate Notes”), $1,000,000,000 aggregate principal amount of Apple’s 1.700% Notes due 2019 (the “2019 Fixed Rate Notes”), $2,250,000,000 aggregate principal amount of Apple’s 2.250% Notes due 2021 (the “2021 Fixed Rate Notes”), $1,500,000,000 aggregate principal amount of Apple’s 2.850% Notes due 2023 (the “2023 Fixed Rate Notes”), $2,000,000,000 aggregate principal amount of Apple’s 3.250% Notes due 2026 (the “2026 Fixed Rate Notes”), $1,250,000,000 aggregate principal amount of Apple’s 4.500% Notes due 2036 (the “2036 Fixed Rate Notes”), and $2,500,000,000 aggregate principal amount of Apple’s 4.650% Notes due 2046 (the “2046 Fixed Rate Notes,” and, together with the 2018 Fixed Rate Notes, the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes, the 2023 Fixed Rate Notes, the 2026 Fixed Rate Notes, and the 2036 Fixed Rate Notes, the “Fixed Rate Notes”).

The Floating Rate Notes and the Fixed Rate Notes (together, the “Notes”) are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate, dated February 23, 2016 (the “Officer’s Certificate”), issued pursuant to the Indenture establishing the terms of each series of Notes.

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191) (the “Registration Statement”).

Interest on the Floating Rate Notes will be paid quarterly in arrears on February 23, May 23, August 23 and November 23 of each year, beginning on May 23, 2016, and on the applicable maturity date for each of the series of the Floating Rate Notes. Interest on the Fixed Rate Notes will be payable semi-annually in arrears on February 23 and August 23 of each year, beginning on August 23, 2016, and on the applicable maturity date for each series of Fixed Rate Notes.

The 2019 Floating Rate Notes will mature on February 22, 2019; the 2021 Floating Rate Notes will mature on February 23, 2021; the 2018 Fixed Rate Notes will mature on February 23, 2018; the 2019 Fixed Rate Notes will mature on February 22, 2019; the 2021 Fixed Rate Notes will mature on February 23, 2021; the 2023 Fixed Rate Notes will mature on February 23, 2023; the 2026 Fixed Rate Notes will mature on February 23, 2026; the 2036 Fixed Rate Notes will mature on February 23, 2036; and the 2046 Fixed Rate Notes will mature on February 23, 2046.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibits 1.1 and 4.1 through 4.10, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to the Registration Statement. The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1 hereto, and is incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.3 by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated February 16, 2016, between Apple Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated February 23, 2016

4.2	Form of Global Note representing the 2019 Floating Rate Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2021 Floating Rate Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2018 Fixed Rate Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2019 Fixed Rate Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2021 Fixed Rate Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2023 Fixed Rate Notes (included in Exhibit 4.1)

4.8	Form of Global Note representing the 2026 Fixed Rate Notes (included in Exhibit 4.1)

4.9	Form of Global Note representing the 2036 Fixed Rate Notes (included in Exhibit 4.1)

4.10	Form of Global Note representing the 2046 Fixed Rate Notes (included in Exhibit 4.1)

5.1	Opinion of O’Melveny & Myers LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of O’Melveny & Myers LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2016	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated February 16, 2016, between Apple Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated February 23, 2016

4.2	Form of Global Note representing the 2019 Floating Rate Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2021 Floating Rate Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2018 Fixed Rate Notes (included in Exhibit 4.1)

4.5	Form of Global Note representing the 2019 Fixed Rate Notes (included in Exhibit 4.1)

4.6	Form of Global Note representing the 2021 Fixed Rate Notes (included in Exhibit 4.1)

4.7	Form of Global Note representing the 2023 Fixed Rate Notes (included in Exhibit 4.1)

4.8	Form of Global Note representing the 2026 Fixed Rate Notes (included in Exhibit 4.1)

4.9	Form of Global Note representing the 2036 Fixed Rate Notes (included in Exhibit 4.1)

4.10	Form of Global Note representing the 2046 Fixed Rate Notes (included in Exhibit 4.1)

5.1	Opinion of O’Melveny & Myers LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of O’Melveny & Myers LLP (included in the opinion filed as Exhibit 5.1)